SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2016

THE FEMALE HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

4400 Biscayne Boulevard, Suite 888, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act  (17 CFR230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on October 31, 2016, The Female Health Company, a Wisconsin corporation ("FHC"), completed a merger transaction with Aspen Park Pharmaceuticals, Inc., a Delaware corporation ("APP"), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of October 31, 2016 (the "Amended Merger Agreement"), among FHC, APP, and FHC's wholly owned subsidiary Blue Hen Acquisition, Inc. ("APP Merger Sub").  At that time, APP Merger Sub merged (the "Merger") with and into APP, with APP surviving the Merger as a wholly owned subsidiary of FHC in accordance with the Amended Merger Agreement.  This Amendment No. 1 amends the Current Report on Form 8-K, filed November 2, 2016 (the "Initial Form 8-K"), to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the Merger.  Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.    Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

The audited financial statements of APP as of September 30, 2015 and for the year ended September 30, 2015 and as of September 30, 2014 and for the period from June 9, 2014 (inception) to September 30, 2014, as well as the Report of Independent Registered Public Accounting Firm, Liggett & Webb, P.A., are incorporated herein by reference to FHC's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 8, 2016.

The unaudited financial statements of APP as of June 30, 2016 and September 30, 2015 and for the nine months ended June 30, 2016 and 2015 are attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

(b)   Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended September 30, 2015 is incorporated herein by reference to FHC's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 8, 2016.

The following unaudited pro forma financial information related to the Merger is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016; and

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended June 30, 2016.

(d)   Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Liggett & Webb, P.A. relating to APP's audited financial statements.

99.1	Unaudited financial statements of APP as of June 30, 2016 and September 30, 2015 and for the nine months ended June 30, 2016 and 2015.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 and Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY
Date: January 17, 2017
BY: /s/Daniel Haines
Daniel Haines, Chief Financial Officer